TABLE OF CONTENTS
                                       TO
                                 LEASE BETWEEN
                           THE FIVE JAYS REALTY TRUST
                            AND IPSWICH SAVINGS BANK

                                                                          Page
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ARTICLE I - GRANT AND TERM

Section 1.01 - Leased Premises                                             1

Section 1.02 - Use of Additional Areas                                     1

Section 1.03 - Commencement and Ending Date of Term                        1

Section 1.04 - Lease Year Defined                                          1

Section 1.05 - Excuse of Owner's Performance                               2

ARTICLE II - RENT

Section 2.01 - Minimum Rent                                                2

Section 2.02 - Taxes                                                       2

Section 2.03 - Additional Rent                                             3

Section 2.04 - Past Due Rent and Additional Rent                           3

ARTICLE III - CONSTRUCTION, ALTERATION, RELOCATION AND FINANCING
              OF IMPROVEMENTS AND ADDITIONS THERETO

Section 3.01 - Parking Facilities                                          3

Section 3.02 - Changes and Additions to Buildings                          3

ARTICLE IV - CONDUCT OF BUSINESS BY TENANT

Section 4.01 - Use of Premises                                             4

ARTICLE V - PARKING AND COMMON USE AREAS AND FACILITIES

Section 5.01 - Control of Common Areas by Owner                            4

ARTICLE VI - COST OF MAINTENANCE OF COMMON AREAS

Section 6.01 -                                                             5

Section 6.02 -                                                             5

ARTICLE VII - SIGNS, AWNINGS, CANOPIES, FIXTURES, ALTERATIONS

Section 7.01 - Installation by Tenant                                      6

Section 7.02 - Removal and Restoration                                     6

Section 7.03 - Tenant Shall Discharge All Liens                            6
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
Section 7.04 - Signs, Awnings and Canopies                                 6

ARTICLE VIII - MAINTENANCE 0F LEASED PREMISES

Section 8.01 - Maintenance by Tenant                                       6

Section 8.02 - Maintenance by Owner                                        7

Section 8.03 - Surrender of Premises                                       7

ARTICLE IX - INSURANCE AND INDEMNITY

Section 9.01 - Public Liability, Property Damage, Plate Glass Insurance

Section 9.02 - Insurance of Tenant's Fixtures                              7

Section 9.03 - Hold Harmless                                               8

Section 9.04 - Fire and Extended Coverage Insurance                        8

ARTICLE X - UTILITIES                                                      8

Section 10.01 - Utility Charges                                            9

ARTICLE XI - OFFSET STATEMENT, ATTORNMENT, SUBORDINATION                   9

Section 11.01 - Offset Statement                                           9

Section 11.02 - Attornment                                                10

Section 11.03 - Subordination                                             10

Section 11.04 - Attorney-In-Fact                                          10

ARTICLE XII - ASSIGNMENT AND SUBLETTING

Section 12.01 -                                                           10

ARTICLE XIII - WASTE, GOVERNMENTAL REGULATIONS

Section 13.01 - Waste or Nuisance                                         11

Section 13.02 - Governmental Regulations                                  11

ARTICLE XIV - ADVERTISING, MERCHANTS ASSOCIATION

Section 14.01 - Solicitation of Business                                  11

ARTICLE XV - EMINENT DOMAIN

Section 15.01 - Total Condemnation of Premises                            11

Section 15.02 - Partial Condemnation                                      11

Section 15.03 - Total Condemnation of Parking Area                        12

Section 15.04 - Partial Condemnation of Parking Areas                     12

Section 15.05 - Owner's Damages                                           12

Section 15.06 - Tenant's Damages                                          12

Section 15.07 - Condemnation of Less Than a Fee                           13

ARTICLE XVI - DEFAULT OF THE TENANT

Section 16.01 - Right to Re-Enter                                         13

Section 16.02 - Right to Re-Let                                           13

Section 16.03 - Legal Expenses                                            14

Section 16.04 - Waiver of Jury Trial and Counterclaim                     14

Section 16.05 - Waiver of Rights and Redemption                           14

ARTICLE XVII - TENANT'S PROPERTY

Section 17.01 - Taxes on Leasehold                                        15

Section 17.02 - Loss and Damage                                           15

Section 17.03 - Notice by Tenant                                          15

ARTICLE XVIII - HOLDING OVER, SUCCESSORS

Section 18.01 - Holding Over                                              15

Section 18.02 - Successors                                                15

ARTICLE XIX - QUIET ENJOYMENT

Section 19.01 - Owner's Covenant                                          16

ARTICLE XX - MISCELLANEOUS

Section 20.01 - Waiver                                                    16

Section 2O.02 - Accord and Satisfaction                                   16

Section 2O.03 - Entire Agreement                                          16

Section 20.04 - No Partnership                                            16

Section 20.05 - Force Majeur                                              16

Section 20.06 - Notices                                                   17
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
Section 20.07 - Captions and Section Numbers                              17

Section 20.08 - Tenant Defined, Use of Pronouns                           17

Section 20.09 - Broker's Commission                                       17

Section 20.10 - Partial Invalidity                                        17

Section 20.11 - Condominium Conversion - Right of First Refusal           17

Section 20.12 - Recording                                                 17

Section 20.13 - Outstanding Mortgage Loan on Shopping Center -
                Covenant of Quiet Enjoyment in the Event of
                Financing                                                 18

THIS INDENTURE OF LEASE, made on the 31st day of July, 1992 by LOUIS J. GALANIS, TRUSTEE OF FIVE JAYS REALTY TRUST, under declaration of Trust dated January 9, 1985, recorded at Essex South District Registry of Deeds, Book 7635, Page 293, herein called "Owner", and the IPSWICH SAVINGS BANK, a Massachusetts banking corporation, having a regular and usual place of business at 23 Market Street, Ipswich, Essex County, Massachusetts, herein called "Tenant."

WITNESSETH:
                                   ARTICLE I

                                 GRANT AND TERM

SECTION 1.01. LEASED PREMISES
In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be observed and performed, the Owner demises and leases to the Tenant, and Tenant rents from Owner, those certain premises, now or hereafter to be erected in the Rowley Mini Mall Shopping Center (herein called the "Shopping Center") in Rowley, Essex County, Massachusetts, which premises consist of a store and basement, each containing an area of approximately 1,650 square feet, herein called the "leased premises". The boundaries and location of the leased premises are designated "Unit #2." Owner agrees not to obstruct or interfere with Tenant's usage of the drive-in lanes and the canopy attached to the leased premises.

SECTION 1.02. USE OF ADDITIONAL AREAS
The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, employees' parking areas, service roads, loading facilities, sidewalks and customer car parking areas, and other facilities as may be designated from time to time by the Owner, subject however to the terms and conditions of this agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Owner.

SECTION 1.03. COMMENCEMENT AND ENDING DATE OF TERM
The term of this lease and Tenant's obligation to pay rent hereunder shall commence on August 1, 1992. The term of this lease shall end on the last day of the eight (8th) consecutive full lease year as said term "lease year" is hereinafter defined. Tenant shall have the option to renew the within lease for three five-year terms, each at the then fair market rental value of the Leased Premises commencing at the end of the term and at the end of each renewal period. In the event that the Owner and the Tenant can not agree on the "then fair market rental value" at the end of any term, the following procedure shall be utilized: the Owner shall select one qualified real estate appraiser; the Tenant shall select one qualified real estate appraiser, the two appraisers shall select a third qualified real estate appraiser; the three appraisers so selected shall, by majority vote, determine the then fair market rental value of the Leased Premises in accordance with the application of the economic provisions of this Lease. The Owner and the Tenant shall be bound by the determination of the appraisers for the duration of the renewal term then commenced.

SECTION 1.04. LEASE YEAR DEFINED
The term "lease year" as used herein shall mean a period of twelve (12) consecutive full calendar months. The first lease year shall begin on the date of commencement of the term hereof if the date of commencement of the term hereof shall occur on the first day of a calendar month; if not, then the first lease year shall commence upon the first day of the calendar month next following the date of commencement of the term hereof. Each succeeding lease year shall commence upon the anniversary date of the first lease year.

SECTION 1.05. EXCUSE OF OWNER'S PERFORMANCE
Anything 1n this agreement to the contrary notwithstanding, providing such cause is not due to the willful act or neglect of the Owner, the Owner shall not be deemed in default with respect to the performance of any of the terms, covenants, and conditions of this lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, through Act of God or other cause beyond the control of the Owner.

                                   ARTICLE II

                                      RENT

SECTION 2.01. MINIMUM RENT
Tenant agrees to pay to Owner at the office of Owner, or at such other place designated by Owner, without any prior demand therefor and without any deduction or set-off whatsoever, and as fixed minimum rent: (a) The sum of $1,900.00 in advance upon the first day of each calendar month for the first four years of the lease and will then increase to $2,200 per month for the remaining four years of the lease. If the term shall commence upon a day other than the first day of a calendar month, then Tenant shall pay, upon the commencement date of the term, a pro-rata portion of the fixed monthly rent described in the foregoing clause (a) prorated on a per diem basis with respect to the fractional calendar month preceding the commencement of the first lease year hereof.

SECTION 2.02. TAXES
(A) For each municipal fiscal year, commencing with Fiscal Year 1993, included within the term, or renewals, of this Lease, Tenant shall pay Owner as additional rent the Tenants' actual assessment per the annual tax bill assessed upon the Leased Premises (as described in Section 1.01) are located, within thirty (30) days of notice from Owner. The expression "real estate taxes" shall include betterments, assessments, taxes upon gross rents, and any other taxes which upon assessment or failure of payment become a lien upon the real estate with respect to which they are assessed. In the event that any interest and/or penalties are chargeable to Owner by any taxing authority for failure to pay, or late payment, by Owner, Tenant shall pay Owner the same amounts to Owner if Tenant does not pay Owner such additional rents before Owner must pay the applicable taxes to the applicable taxing authority.

(B) The real estate taxes upon the Shopping Center for any tax year shall mean such amounts as shall be finally determined to be the real estate taxes payable with respect to the Shopping Center for said tax year, that is, the real estate taxes assessed against the Shopping Center for said tax year less any abatements, refunds or rebates made thereof. For the purpose of determining payments due from Tenant to Owner in accordance with the provisions of this Article (i) the real estate taxes upon the Shopping Center for any tax year shall be deemed to be the real estate taxes assessed for said year until such time as an abatement, refund or rebate shall be made thereof; and (ii) if any abatement, refund or rebate shall be made for any tax year, an appropriate adjustment shall be made in the amount payable from or paid by Tenant to Owner on account of real estate taxes.

(C) Tenant shall pay all taxes allocable to its leasehold interests and its signs and other property in or upon the demised premises. Tenant shall also pay all taxes allocable to any improvements made by Tenant to the demised premises. For the purpose of this Article, such taxes shall not be included within real estate taxes upon the Shopping Center.

SECTION 2.03. ADDITIONAL RENT
The Tenant shall pay as additional rent any money required to be paid pursuant to Sections 2.02, 6.02, 8.01, 8.02, 9.03, 9.04 and 10.01, and all other sums of money or charges required to be paid by Tenant under this lease, whether or not the same be designated "additional rent". If such amounts are not paid at the time provided in this lease, they shall nevertheless, if not paid when due, be collectible as additional rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of the Owner.

SECTION 2.04. PAST DUE RENT AND ADDITIONAL RENT
If Tenant shall fail to pay, when the same is due and payable, any rent or any additional rent, or amounts or charges of the character described in Section
2.03 hereof, and if such amounts remain unpaid for a fifteen-day period, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of eighteen (18%) percent per annum, subject to the provisions of Section 16.01, and the time periods set forth herein.



ARTICLE III
CONSTUCTION, ALTERATION, RELOCATION, AND FINANCING OF
IMPROVEMENTS AND ADDITIONS THERETO
SECTION 3.01. PARKING FACILITIES
The Owner has constructed upon the Shopping Center site at its own cost access roads, sidewalks, parking lots, and other facilities. Owner has striped the parking lot and identified the access roads to the Tenant's drive-in window. Tenant shall have equal rights with all other tenants of the Shopping Center to use all of the parking spaces. In the event that Owner exercises its rights under Section 3.0Z to alter and/or enlarge the Shopping Center, Owner agrees to continue to provide to Tenant approximately nineteen (19) parking spaces within the same approximate radium of the Leased Premises as are presently located the nineteen (19) parking spaces closest to the Leased Premises.

SECTION 3.02. CHANGES AND ADDITIONS TO BUILDINGS
Owner hereby reserves the right at any time to make alterations or additions or and to build additional stories on the building in which the premises are contained and to build adjoining the same. Owner also reserves the right to construct other buildings or improvements in the Shopping Center from time to time and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining the same and to construct double-deck or elevated parking facilities. In the event Owner makes such additions to the Shopping Center, Owner agrees that Tenant shall have the right to reasonably adequate parking facilities, as determined by Tenant's existing parking facilities.

ARTICLE IV
CONDUCT OF BUSINESS BY TENANT
SECTION 4.01. USE OF PREMISES
Tenant shall use the leased premises solely for the purpose of conducting the business of retail banking, financing, and related operations and functions, including, but not limited to, the sale of real estate, securities, data processing, insurance, general business services, mortgage brokering and provision of mortgages, and real estate brokerage. Tenant shall occupy the leased premises within thirty (30) days after the date of the notice provided for in Section 1.03 hereof, and shall conduct continuously in the leased premises the business above stated. Tenant will not use or permit, or suffer the use of, the leased premises for any other business or purpose. Tenant shall not conduct catalogue sales in or from the leased premises except of merchandise which Tenant is permitted to sell "over the counter" in or at the leased premises pursuant to the provisions of this Section 4.01.

                                   ARTICLE V

                  PARKING AND COMMON USE AREAS AND FACILITIES

SECTION 5.01. CONTROL OF COMMON AREAS BY OWNER
All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Owner in or near the Shopping Center, including employee parking areas, the truck way or ways, loading docks, package pick-up stations, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, first-aid stations, comfort stations and other areas and improvements provided by Owner for the general use, in common, of tenants, their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Owner, and Owner shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article. Owner shall have the right to construct, maintain and operate lighting facilities on all said areas and improvements; to police the same; from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to close all or any portion of said areas or facilities to such extent as may, in the opinion of Owner's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to discourage non-customer parking and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, the Owner shall determine to be advisable with a view to the improvement of the convenience and use thereof by Tenants, their officers, agents, employees and customers. Owner will operate and maintain the common facilities referred to above in such manner as Owner, in its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, Owner shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common areas and facilities.

                                   ARTICLE VI

                      COST OF MAINTENANCE OF COMMON AREAS

SECTION 6.01
Owner agrees to hard-surface, mark, properly drain, adequately light, and landscape the parking areas, together with the necessary access roads, within the limits of the property. Owner agrees to operate, manage, and maintain during the term of this Lease all parking areas, roads, and accommodation areas within the Center. The manner in which such areas and facilities shall be maintained. and the expenditures therefor, shall be at the sole discretion of owner, and the use of such areas and facilities shall be subject to such reasonable regulations as Owner shall make from time to time.

SECTION 6.02
Commencing on August 1, 1992, Tenant agrees to pay, upon demand, but not more often than once a year, in addition to the Minimum Rent (as set forth in Section 2.01) Sixteen and 6/10 (16.6) Percentum of any increase in the costs and expenses of Owner of maintaining and operating the parking areas, accommodations areas, delivery systems, and all other common areas, in excess of such costs and expenses for the immediately preceding twelve (12) month period (i.e., August 1, 1991 to July 31, 1992, the first lease year). Such operating and maintenance costs shall include all reasonable costs and expenses of operating and maintaining such areas and facilities in such manner as Owner may, from time to time, deem appropriate and for the best interests of the Tenants of the Shopping Center, including without limitation, providing private police protection, security patrol, or night watchmen for the Shopping Center, labor, compensation insurance, payroll taxes, materials, supplies, and all other costs of operating, repairing, lighting, heating, air conditioning, cleaning, sweeping, painting, removing of rubbish or debris, policing, inspecting, and all casualty and such other insurance in such amounts and covering hazards deemed appropriate by Owner, and all costs other than those which are properly charged to capital account under generally accepted accounting principles, of replacement of paving, curbs, walkways remarking, directional or other signs, landscaping, drainage, and lighting facilities, and the cost to Owner of obtaining supervisory services for and maintaining the fire sprinkler system(s). There shall be excluded the cost of construction of improvements to such common areas which are properly charged to capital account and depreciation of the original costs of construction of such common areas. In the event that the Shopping Center is expanded, appropriate adjustments shall be made in common area charges to include the expanded area(s). Tenant's share of such costs and expenses of maintaining and operating such common areas may be estimated by Owner subject to adjustment in future billing to Tenant. Such operating and maintenance costs shall be computed on an accrual basis under generally accepted accounting principles. On or before September 1st of each year, Owner shall determine (and furnish to Tenant a statement showing in reasonable detail) the costs and expenses of maintaining such areas referred to in this Section during the preceding year, ending July 31st. To the extent Tenant's proportionate share of the increase over the preceding year of such costs and expenses is greater or less than the sum actually billed to and paid by Tenant therefor, as the case may be, during said year, the difference shall be billed or refunded to Tenant, as the case may be.

                                  ARTICLE VII

                SIGNS, AWNINGS, CANOPIES, FIXTURES, ALTERATIONS

SECTION 7.01. INSTALLATION BY TENANT
All fixtures installed by Tenant shall be new or completely reconditioned. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any trade fixtures, exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, shades or awnings or make any changes to the store front without first obtaining Owner's written approval and consent. Tenant shall present to the Owner plans and specifications for such work at the time approval is sought. Such approval and consent shall not be unreasonably withheld by Owner.

SECTION 7.02. REMOVAL AND RESTORATION BY TENANT
All alterations, decorations, additions and improvements made by the Tenant, or made by the Owner on the Tenant's behalf by agreement under this lease, shall remain the property of the Tenant for the term of this lease, or any extension or renewal thereof. Such alterations, decorations, additions and improvements shall not be removed from the premises prior to the end of the term hereof without prior consent in writing from the Owner. Upon expiration of this lease, or any renewal term thereof, the Tenant shall remove all such alterations, decorations, additions and improvements and restore the leased premises as provided in Section 8.03 hereof. If the Tenant fails to remove such alterations, decorations, additions and improvements and restore the leased premises, then upon the expiration of this lease, or any renewal thereof, and upon the Tenant's removal from the premises, all such alterations, decorations, additions and improvements shall become the property of the Owner.

SECTION 7.03. TENANT SHALL DISCHARGE ALL LIENS
Tenant shall promptly pay all contractors and materialmen, so as to minimize the possibility of a lien attaching to the leased premises, and should any such lien be made or filed, Tenant shall bond against or discharge the same within ten
(10) days after written request by Owner.

SECTION 7.04. SIGNS, AWNINGS AND CANOPIES
Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the leased premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the leased premises without first obtaining Owner's written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times. Such approval and consent shall not be unreasonably withheld by Owner.

                                  ARTICLE VIII

                         MAINTENANCE OF LEASED PREMISES

SECTION 8.01. MAINTENANCE BY TENANT
Tenant shall, at all times, maintain the demised premises (including all exterior entrances and the inside and outside of all glass in the doors and windows and show window moldings) and all partitions, doors and window frames, fixtures, equipment and appurtenances thereto (including, but not limited to, all electrical plumbing fixtures, heating, air-conditioning and other mechanical installations therein) in good order, condition, and normal repair at its own expense. In the event that the heating or air conditioning installation on the

Leased premises require major repairs or entire replacement, the costs of such repair or replacements shall be paid by the Owner. The Owner shall be responsible for the plowing of snow and contorl of ice in the parking lot; the Tenant shll be responsible for the removal of snow and the control of ice on the sidewalks abutting the Leased Premises.

SECTION 8.02. MAINTENANCE BY OWNER
If Tenant refuses or neglects to repair property as required hereunder and to the reasonable satisfaction of Owner as soon as reasonably possible after written demand, Owner may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Owner's costs for making such repairs, upon presentation of bill therefor, as additional rent.

SECTION 8.03. SURRENDER OF PREMISES
At the expiration of the tenancy hereby created, Tenant shall surrender the leased premises in the same condition as the leased premises were in upon delivery of possession thereto under this lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted, and shall surrender all keys for the leased premises to Owner at the place then fixed for the payment of rent and shall inform Owner of all combinations on locks, safes, and vaults, if any, in the leased premises. Tenant shall re!move all of its trade fixtures, and any alterations or improvements as provided in Section 7.02 hereof, before surrendering the premises as aforesaid and shall repair any damage to the leased premises caused thereby. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the terms of this lease.
                                   ARTICLE IX

                            INSURANCE AND INDEMNITY

SECTION 9.01. PUBLIC LIABILITY, PROPERTY DAMAGE, PLATE GLASS INSURANCE
Tenant agrees, at its own expense, to maintain in full force during the leased term a policy or policies or comprehensive liability insurance, including property damage, written by one or more responsible insurance companies licensed to do business in Massachusetts, which will insure Tenant and Owner (and such other persons, firms or corporations as are designated by Owner) against liability for injury to persons and/or property and death of any person or persons occurring in or about the premises. Each such policy shall be approved as to form and insurance company by Owner. The liability under such insurance shall not be less than $300,000.00 for any one person injured or killed, and not less than $500,000.00 for any one accident and not less than $50,000.00 property damage. If, in the considered opinion of Owner's insurance advisor, the amount of such coverage is not adequate, Tenant agrees to increase said coverage to such reasonable amounts as Owner's advisor shall deem adequate. Tenant shall also maintain and keep in force plate glass insurance coverage on all exterior plate glass in the premises. The insurance in this subparagraph provided may be covered by general policies covering all of-Tenant's stores. Tenant shall provide Owner with copies of certificates of all said policies including an endorsement which states that such insurance shall not be cancelled after thirty
(3O) days' notice in writing to Owner.

SECTION 9.02. INSURANCE OF TENANT'S FIXTURES
Tenant agrees that 1t will at all times during the leased term maintain in force on all its fixtures and equipment in the premises a policy or policies of fire insurance with a standard extended coverage endorsement attached to the extent of at least eighty per cent (80%) of their insurable value, the proceeds of which will, so long as this lease is in effect, be used for the repair or replacement of the fixtures and equipment so insured. It is understood that Owner shall have no interest in the insurance upon Tenant's equipment and fixtures, and will sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Tenant shall have the right, at its sole option, to self-insure its fixtures and equipment.


SECTION 9.03. HOLD HARMLESS
Tenant will indemnify Owner and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the demised premises or from the occupancy or use by Tenant of the demised premises or any part thereof, or occasioned wholly or in any part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees, or concessionaires, unless said claims are caused by negligence of the Owner. In case Owner shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Owner harmless and shall pay all costs, expenses and reasonable attorney fees incurred or paid by Owner in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorney fees that may be incurred or paid by Owner in enforcing the covenants and agreements of this lease. Owner shall indemnify Tenant and save it harmless from and against any and all claims, actions, damages, etc. arising from or out of any occurrence in or upon the common areas of the Shopping Center.

SECTION 9.04. FIRE AND EXTENDED COVERAGE INSURANCE
(A) In case the premises shall be partially or totally destroyed by fire or other casualty insurable under full standard extended risk insurance as to become partially or totally untenantable, the same shall be repaired as speedily as possible at the expense of Owner, unless Owner shall not elect to rebuild as hereinafter provided, and (should there be a substantial interference with Tenant's business) a just and proportionate part of the fixed rent shall be abated until so repaired.

(B) If less than Fifty (50%) Percent of the building in which the Leased Premises (as described in Section 1.01) are located shall be destroyed or damaged by fire or other casualty as to become wholly untenantable, then, in such event, Owner must rebuild or put said building in good condition and fit for occupancy, within a reasonable time after such destruction or damage, unless Tenant releases in writing Owner from such obligation.


(C) If more than Fifty (50%) Percent of the building in which the premises are located shall be destroyed or so damaged by fire, or other casualty insurable under full standard extended risk insurance, as to become wholly untenantable or in the event the premises shall be partially or totally destroyed by a cause or casualty other than those covered by fire and extended coverage risk insurance then, in any such event, Owner may, if it so elects, rebuild or put said building in good condition and fit for occupancy, within a reasonable time after such destruction or damage, or may give notice in writing terminating this lease as of a date not later than ninety (90) days after any such damage or destruction. If Owner elects to repair or rebuild said building, it shall, within ninety (90) days after such injury, give the Tenant notice of its intention to repair and then to proceed with reasonable speed to make such repairs. Unless Owner elects to terminate this lease, this lease shall remain in full force and effect and the parties waive the provisions of any law to the contrary,

(D) Owner's obligation (should it elect or be obligated to repair or rebuild) shall be limited to the basic building, store front, and interior work as covered by Description of Owner's Work, attached hereto, and Tenant shall forthwith replace or fully repair all exterior signs, trade fixtures, equipment, display cases and other installations originally installed by Tenant at its expense.


(E) In addition to the insurance which Tenant is required to maintain pursuant to Article IX of this lease, for each municipal fiscal year commencing with Fiscal Year 1993, included within the term or renewals of this lease, Tenant shall pay to Owner as additional rent Sixteen and 6/10 (16.6%) percentum of the total premium paid by Owner for fire insurance (including the so-called "extended coverage endorsement") rent insurance, and comprehensive public liability upon Owner's buildings and improvements in the center in excess of the premiums paid by Owner during municipal fiscal year 1992. The amount of fire insurance to be maintained by Owner shall be not less than eighty (80%) percent and not more than one hundred (100%) percent of the actual cash value of Owner's buildings and improvements in the center as such value may exist from time to time. Tenant shall be required to reimburse Owner for Tenant's share of such insurance not more frequently than quarterly. With respect to any insurance effective for a term extending beyond the term of Tenant's lease, Tenant shall be obligated to pay only such proportion of Tenant's share of the premium as that portion of the term of the policy lapsing prior to the expiration of the term of Tenant's lease bears to the entire term of the policy.

                                   ARTICLE X

                                   UTILITIES

SECTION  10.1.  UTILITY  CHARGES
Tenant shall be solely responsible for and promptly pay all charges for heat, gas, electricity, or any other utility used or consumed in the leased premises. Should Owner elect to supply the gas, heat, electricity or any other utility used or consumed in the leased premises, Tenant agrees to purchase and pay for the same as additional rent at the applicable rates filed by the Owner with the proper regulatory authority. In no event shall Owner be liable for an interruption or failure in the supply of any such utilities to the leased premises.

                                   ARTICLE XI

                  OFFSET STATEMENT, ATTORNMENT, SUBORDINATION

SECTION 11.01. OFFSET STATEMENT
Within ten days after request therefor by Owner, or in the event that upon any sale, assignment or hypothecation of the leased premises and/or the land thereunder by Owner an offset statement shall be required from Tenant; Tenant agrees to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to Owner, certifying (if such be the case) that this lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

SECTION 11.02. ATTORNMENT
Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by the Owner covering the leased premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Owner under this lease.

SECTION 11.03. SUBORDINATION
Upon request of the Owner, Tenant will subordinate its rights hereunder to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and/or buildings of which the leased premises are a part or against any buildings hereafter placed upon the land of which the leased premises are a part, and to all advances made or hereafter to be made upon the security thereof. Tenant shall have the right to record a Notice of Lease, at the Registry of Deeds; Owner agrees to cooperate in the necessary negotiation, execution, and recording thereof.

SECTION 11.04. ATTORNEY-IN-FACT
The Tenant, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of Sections 11.02 and 11.03 above as shall be requested by the Owner. The Tenant hereby irrevocably appoints the Owner as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments or certificates. If fifteen (15) days after the date of a written request by Owner to execute such instruments, the Tenant shall not have executed the same, the Owner may, at its option, cancel this lease without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.

                                  ARTICLE XII

                            ASSIGNMENT AND SUBLETTING

SECTION 12.01
Tenant will not assign this lease in whole or in part, nor sublet all or any part of the leased premises, without the prior written consent of Owner in each instance. The consent by Owner to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this lease be assigned, or if the leased premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this lease and shall not be released from performing any of the terms, covenants and conditions of this lease. Tenant shall have the right to sublet or assign the within lease to wholly owned subsidiary as long as the Tenant remains liable. Owner's approval of Tenant's subletting or assignment shall not be unreasonably withheld. In the event that Tenant merges or reorganizes, Tenant's successor in interest shall have the right to assume or be the assignee of the within lease, without the approval of Owner.

                                  ARTICLE XIII

                        WASTE, GOVERNMENTAL REGULATIONS

SECTION 13.01. WASTE OR NUISANCE
Tenant shall not commit or suffer to be committed any waste upon the leased premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the leased premises may be located, or in the Shopping Center, or which may disturb the quiet enjoyment of any person within hundred feet of the boundaries of the Shopping Center.

SECTION 13.02. GOVERNMENTAL REGULATIONS
Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all county, municipal, state, federal and other governmental authorities, now in force, or which may hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force.

                                   ARTICLE XIV

                       ADVERTISING, MERCHANTS ASSOCIATION

SECTION 14.01. SOLICITATION OF BUSINESS
Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the parking area or other common areas.

                                   ARTICLE XV

                                 EMINENT DOMAIN

SECTION 15.01. TOTAL CONDEMNATION OF PREMISES
If the whole of the leased premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this lease shall cease and terminate as of the date of title vesting in such proceeding and all rents shall be paid up to that date and Tenant shall have any claim against Owner for the value of any unexpired term of this lease.

SECTION 15.02. PARTIAL CONDEMNATION
If any part of the leased premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall render the leased premises unsuitable for the business of the Tenant, then the term of this lease shall cease and terminate as of the date of title vesting in such proceeding. Tenant shall have no claim against Owner for the value of any unexpired term of this lease and rent shall be adjusted to the date of such termination. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for the business of the Tenant, then Owner shall promptly restore the leased premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this lease shall continue in full force and effect without any reduction or abatement of rent.

SECTION 15.03. TOTAL CONDEMNATION OF PARKING AREA
If the whole of the common parking area in the Shopping Center shall be acquired or condemned as aforesaid, then the term of this lease shall cease and terminate as of the date of title vesting in such proceeding unless Owner shall take immediate steps to provide other parking facilities substantially equal to the previously existing ratio between the common parking areas and the leased premises, and such substantially equal parking facilities shall be provided by Owner at its own expense within ninety (90) days from the date of acquisition. In the event that Owner shall provide such other substantially equal parking facilities, then this lease shall continue in full force and effect without any reduction or abatement of rent.

SECTION 15.04. PARTIAL CONDEMNATION OF PARKING AREAS
If any part of the parking area in the Shopping Center shall be acquired or condemned as aforesaid, and if, as the result thereof the ratio of square feet of parking field to square feet of the sales area of the entire Shopping Center buildings Is reduced to a ratio below two to one, then the term of this lease shall cease and terminate upon the vesting of title in such proceeding, unless the Owner shall take immediate steps toward increasing the parking ratio to a ratio in excess of two to one, in which event this lease shall be unaffected and remain in full force and effect without any reduction or abatement of rent. In event of termination of this lease aforesaid, Tenant shall have no claim against Owner for the value of any unexpired term of this lease and rent shall be adjusted to the date of said termination.

SECTION 15.05. OWNER'S DAMAGES
In the event of any condemnation or taking as aforesaid, whether whole or partial, the Tenant shall not be entitled to any part of the award paid for such condemnation and Owner is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof.

SECTION 15.06. TENANT'S DAMAGES
Although all damages in the event of any condemnation are to belong to the Owner whether such damages are awarded as compensation for dimunition in value of the leasehold or to the fee of the leased premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Owner, such compensation as may be separately awarded or recoverable by Tenant in Tenant's owner right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment, or for any other claims the Tenant may have.

SECTION 15.07 CONDEMNATION OF LESS THAN A FEE
In the event of a condemnation of a leasehold interest in all or a portion of the leased premises without the condemnation of the fee simple title also, this lease shall not terminate and such condemnation shall not excuse Tenant from full performance of all of its covenants hereunder, but Tenant in such event shall be entitled to present or pursue against the condemning authority its claim for and to receive all compensation or damages sustained by it by reason of such condemnation, and Owner's right to recover compensation or damages shall be limited to compensation for and damages if any, to its reversionary interest; it being understood, however, that during such time as Tenant shall be out of possession of the leased premises by reason of such condemnation, the lease shall not be subject to forfeiture for failure to observe and perform those covenants not calling for the payment of money. In the event the condemning authority shall fail to keep the premises in the state of repair required hereunder, or to perform any other covenant not calling for the payment of money, Tenant shall have ninety (90) days after the restoration of possession to it within which to carry out its obligations under such covenant or covenants. During such time as Tenant shall be out of possession of the leased premises by reason of such leasehold condemnation, Tenant shall pay to Owner, in lieu of the minimum and percentage rents provided for hereunder, and in addition to any other payments required of Tenant hereunder, an annual rent equal to the average annual minimum and percentage rents paid by Tenant for the period from the commencement of the term until the condemning authority shall take possession, or during the preceding three full calendar years, whichever period is shorter. At any time after such condemnation proceedings are commenced, Owner shall have the right, at its option, to require Tenant to assign to Owner all compensation and damages payable by the condemnor to Tenant, to be held without liability for interest thereon as security for the full performance of Tenant's covenants hereunder, such compensation and damages received pursuant to said assignment to be applied first to the payment of rents and all other sums from time to time payable by Tenant pursuant to the terms of this lease as such sums fall due, and the remainder, if any, to be payable to Tenant at the end of the term hereof or on restoration of possession to Tenant, whichever shall first occur, it being understood and agreed that such assignment shall not relieve Tenant of any of its obligations under this lease with respect to such rents, and other sums except as the same shall be actually received by Owner.

                                   ARTICLE XVI

                             DEFAULT OF THE TENANT

SECTION 16.01. RIGHT TO RE-ENTER
In the event of any failure of Tenant to pay any rental due hereunder within ten
(10) days after the same shall be due, or any failure to perform any other of the terms, conditions, or covenants of this lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been given to Tenant, or if Tenant or an agent of Tenant shall falsify any report required to be furnished to Owner pursuant to the terms of this lease, or if Tenant or any guarantor of this lease shall become bankrupt or insolvent, or file any debtor proceedings or take or have taken against Tenant or any guarantor of this lease in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon said premises, or suffer this lease to be taken under any writ or execution, the Owner besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove, all persons and property from the leased premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

SECTION 16.02. RIGHT TO RELET
Should Owner elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may from time to time without terminating this lease, make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Owner in its sole discretion may deem advisable; upon each such reletting all rentals received by the Owner from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Owner;

second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Owner. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Owner shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Owner may at any time thereafter elect to terminate this lease for such previous breach. Should Owner at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the leased premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Owner. In determining the rent which would be payable by Tenant hereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average annual minimum and percentage rents paid by Tenant from the commencement of the term to the time of default, or during the preceding three full calendar years, whichever period is shorter. Owner shall have a good faith obligation to mitigate the damages caused by such failure(s) of Tenant.

SECTION 16.03. LEGAL EXPENSES
In case suit shall be brought for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Owner all expenses incurred therefor, including a reasonable attorney's fee.

SECTION 16.04. WAIVER OF JURY TRIAL AND COUNTERCLAIMS
The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use or occupancy of the leased premises, and/or any claim of injury or damage.

SECTION 16.05. WAIVER OF RIGHTS OF REDEMPTION
Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of the leased premises by reason of the violation of Tenant of any of the covenants or conditions of this lease, or otherwise.

                                  ARTICLE XVII

                               TENANT'S PROPERTY

SECTION 17.01. TAXES ON LEASEHOLD
Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the leased premises by the Tenant.

SECTION 17.02, LOSS AND DAMAGE
Owner shall not be liable for any damage to property of Tenant or of others located on the leased premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Owner shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the leased premises or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature. Owner shall not be liable for any such damage caused by other tenants or persons in the leased premises, occupants of adjacent property, of the Shopping Center, or the public, or caused by operations in construction of any private, public or quasi-public work. Owner shall not be liable for any latent defect in the leased premises or in the building of which they form a part except for a period of one (1) year from the date Tenant takes possession of the leased premises. All property of Tenant kept or stored on the leased premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Owner harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier, unless such damage shall be caused by the willful act or gross neglect of Owner. Owner agrees to name Tenant as a named insured on any and all insurance policies covering the building; Tenant agrees to name the Owner as a named insured on any and all insurance policies covering the leased premises.

SECTION 17.03. NOTICE BY TENANT
Tenant shall give immediate notice to Owner in case of fire or accidents in the leased premises or in the building of which the premises are a part of defects therein or in any fixture or equipment.

                                 ARTICLE XVIII

                            HOLDING OVER, SUCCESSORS

SECTION 18.01. HOLDING OVER
Any holding over after the expiration of the term hereof, with the consent of the Owner, shall be construed to be a tenancy from month to month at the rents herein specified (pro-rated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable.

SECTION 18.02. SUCCESSORS
All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee shall have been approved by Owner in writing as provided in Section 12.01 hereof.

                                   ARTICLE XIX

                                 QUIET ENJOYMENT

SECTION 19.01. OWNER'S COVENANT
Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the leased premises for the term hereby demised without hindrance or interruption by Owner or any other person or persons lawfully or equitably claiming by, through or under the Owner, subject, nevertheless, to the terms and conditions of this lease.

                                   ARTICLE XX

                                 MISCELLANEOUS
SECTION 20.01. WAIVER
The waiver by Owner of any breach :f any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Owner shall not be deemed to be a waiver of and preceding breach by Tenant of any term, covenant or condition of this lease, other then the failure of Tenant to pay the particular rent so accepted, regardless of Owner's knowledge or such preceding breach at the time of acceptance c such rent. No covenant, term or condition, of this lease shall be deemed to have been waived by Owner, unless such waiver be in writing by Owner.

SECTION 2O.02. ACCORD AND SATISFACTION
No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompany any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided.

SECTION 20.03. ENTIRE AGREEMENT
This lease and the Exhibits, and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Owner and Tenant concerning the leased premises and there are no covenants, promises, agreements, conditions, or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Owner or Tenant unless reduced to writing and signed by them.

SECTION 20.04. NO PARTNERSHIP
Owner does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Tenant. The provisions of this lease relating to the percentage rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

SECTION 20.05. FORCE MAJEURE
In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 2O.05 shall not operate to excuse Tenant from prompt payment of rent, percentage rent, additional rent or any other payments required by the terms of this lease.

SECTION 20.06. NOTICES
Any notice, demand, request or other instrument which may be or are required to be given under this lease shall be delivered in person or sent by United States certified mail postage prepaid and shall be addressed (a) if to Owner at the address first hereinabove given or at such other address as Owner may designate by written notice and (b) if to Tenant at the leased premises or at such other address as Tenant shall designate by written notice.

SECTION  20.07.  CAPTIONS AND SECTION  NUMBERS.
The captions, section numbers, article numbers, and index appearing in this lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles in this lease nor in any way affect this lease.

SECTION 20.08. TENANT DEFINED, USE OF PRONOUNS
The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Owner or Tenant shall be deemed a proper reference even though Owner or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this lease apply in the plural sense where there is more than one Owner or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 2O.09. BROKER'S COMMISSION
Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this lease, except as listed below, and each of the parties agrees to indemnify the other against, hold it harmless from, all liabilities arising from any such claim (including, without limitation, the cost of counsel fees in connection therewith) except as follows: NONE

SECTION 20.10. PARTIAL INVALIDITY
If any term, covenant or condition of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 20.11. CONDOMINIUM CONVERSION RIGHT OF FIRST REFUSAL
In the event that the Owner converts the shopping center in which the leased premises are located to condominium ownership and offers the leased premises for sale, Owner hereby grants to Tenant a right of first refusal to purchase the leased premises on the identical terms which the Owner is then willing to sell the leased premises for to any purchaser; Owner also agrees to give the Tenant forty-five (45) days by giving the Owner written notice, certified mail, return receipt requested, of Owner's then willingness to sell and all of such terms. If Tenant does not exercise its right of first refusal within said forty-five (45) days by giving the Owner written notice, certified mail, return receipt requested, and actually purchasing the leased premises not more than thirty (30) days after giving said notice of acceptance, said right of first refusal shall lapse.

SECTION 20.12. RECORDING
Tenant shall not record this lease without the written consent of Owner; however, upon the request of either party hereto the other party shall join in the execution of a m memorandum or so-called "short-form" of this lease for the purposes of recordation. Said memorandum or short form of this lease shall describe the parties, the leased premises, and the term of this lease and shall incorporate this lease by reference,

SECTION 20.13. OUTSTANDING MORTGAGE LOAN ON SHOPPING  CENTER COVENANT OF-
               QUIET ENJOYMENT IN THE EVENT OF FINANCING

The Owner and Tenant agree that Owner has borrowed from Tenant a large portion of the funds needed by Owner for the construction of the shopping center in which the leased premises a-e located, and that a corresponding mortgage loan is presently outstanding. In the event that the Owner agrees to refinance the existing mortgage loan on the Shopping Center, Owner shall pay no prepayment penalty of any nature. In the event that the Owner borrows funds and mortgages the Shopping Center with another financial institution (i.e. other than the Tenant) Owner agrees to include in any mortgage and in all related documents a covenant of quiet enjoyment, guaranteeing the Tenant the right to continue occupation of the leased premises provided the Tenant is in compliance with the terms of this lease, regardless of the possible defaults of Owner in regard to such mortgagee financial institution.

IN WITNESS WHEREOF, Owner and Tenant have signed and sealed this lease as of the day and year first above written.


                                         /s/ Louis Jl. Galanis
                                         ---------------------------------------
                                         Louis J. Galanis, Trustee of Five Jays
                                         Realty Trust, OWNER

                                         Date

                                         /s/ David L. Grey
                                         ---------------------------------------
                                         Ipswich Savings Bank, by its President,
                                         David L. Grey

                                         Date

[GRAPHIC OMITTED: Building Ground Plan]